Income taxes	12 Months Ended
Dec. 31, 2021
Income taxes
Income taxes

Note 9. Income taxes

The provision for income taxes for the years ended December 31, 2021 and 2020 are as follows:

	Current	Deferred	Total
Federal	$—	$—	$—
State	—	—	—
Foreign	—	—	—
Total	$—	$—	$—

As of December 31, 2021, the Company has approximately $8.8 million of federal and state tax net operating loss carryforwards that may be available to offset future taxable income, if any. Under the Tax Cuts and Jobs Act, all federal NOLs incurred after December 31, 2017 are carried forward indefinitely. The Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) signed in to law on March 27, 2020, provided that NOLs generated in a taxable year beginning in 2018, 2019, or 2020, may now be carried back five years and forward indefinitely. In addition, the limitation of NOL utilization up to 80% of taxable income limitation was temporarily removed, allowing NOLs to fully offset taxable income. The state net operating loss carryforwards will begin to expire in 2041.

Under the Internal Revenue Code (“IRC”) Section 382, annual use of the Company’s net operating loss carryforwards to offset taxable income may be limited based on cumulative changes in ownership. The Company has not completed an analysis to determine whether any such limitations have been triggered as of December 31, 2021. Any such limitation would have no net impact on the financial statements due to the recognition of a full valuation allowance on the recorded tax benefits related to loss carry forwards based on uncertainty surrounding realization of such assets.

As required by ASC 740, management of the Company has evaluated the evidence bearing upon the realizability of its deferred tax assets. Based on the weight of available evidence, both positive and negative, management has determined that it is more likely than not that the Company will not realize the benefits of these assets. Accordingly, the Company recorded a valuation allowance of $2.7 million at December 31, 2021. The valuation allowance increased by $1.0 million during the year ended December 31, 2021, primarily as a result of the increase in net operating loss carryforwards generated in the current year.

The tax effects of the temporary differences and carry forwards that give rise to deferred tax assets consist of the following (in thousands):

	As of December 31,
	2021	2020
Net operating loss carryforwards	$2,030	$797
Research & development credits	11	11
Accrued expenses	166	144
Equity based compensation	—	591
Other temporary differences	—	20
Gross deferred tax assets	2,207	1,563
Valuation allowance	(2,207)	(1,563)
Net deferred tax asset	$—	$—

A reconciliation of the statutory income tax rates and the Company’s effective tax rate is as follows:

	For the years ended December 31,
	2021	2020
Tax provision at statutory rate	21.0%	21.0%
State taxes, net of federal benefit	3.7%	3.9%
Share based compensation	(9.2)%	—%
Debt conversion	(6.7)%	—%
Permanent items	0.4%	—%
Other	—%	(0.7)%
Warrant liability	(0.9)%	(4.2)%
Change in valuation reserve	(8.3)%	(20.0)%
Income taxes provision (benefit)	—%	—%

The Company has not identified any uncertain tax positions requiring a reserve as of December 31, 2021 and 2020. The Company’s policy is to recognize interest and penalties that would be assessed in relation to the settlement value of unrecognized tax benefits as a component of income tax expense. The Company did not accrue either interest or penalties for the years ended December 31, 2021 and 2020.

The Company has not been under tax examination in any jurisdiction for the years ended December 31, 2021 and 2020.